Exhibit 10.21

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, (C) IN ACCORDANCE WITH RULE 144, RULE 145 OR RULE 144A UNDER THE SECURITIES ACT, IF APPLICABLE, AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS OR (D) IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, OR OTHERWISE SATISFIED ITSELF, THAT THE TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE U.S. STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES.

No. W –	Warrant to Purchase Shares of
Issued Effective: April 20, 2004	Common Stock
Void After: April 20, 2009

LUMERA CORPORATION

COMMON STOCK WARRANT

THIS IS TO CERTIFY that, for value received and subject to these terms and conditions, [            ], or such person to whom this Warrant is transferred (the “Holder”), is entitled, subject to the provisions hereof, to exercise this Warrant to purchase from Lumera Corporation, a Washington corporation (the “Company”), up to that number of fully paid and nonassessable shares of the Company’s Common Stock (collectively, the “Warrant Stock”) equal to the quotient of (a) 0.30 multiplied by $[            ], divided by (b) the lesser of $6.00 and the per share price of the Company’s Common Stock offered to the public pursuant to a registration statement under the Securities Act of 1933, as amended, in the company’s initial public offering (such per share price to the public in the initial public offering, the “IPO Price”), at an exercise price per share equal to the lesser of (x) $7.20 per share and (y) the product of 1.2 multiplied by the IPO Price (such lesser price, the “Exercise Price”), such number of shares and the Exercise Price being subject to adjustment as provided below. For purposes of this Warrant, “Common Stock” means the Company’s Class A common stock, no par value per share, or, if such Class A Common Stock has been converted into another class of common stock, the class of common stock as then authorized.

1.	Exercise

1.1	Exercisability

This Warrant shall be exercisable in full for the number of shares of Warrant Stock under this Warrant (the “Eligible Shares”) during the period from the date of issuance of this Warrant to the fifth anniversary of the date of issuance of this Warrant; provided, however, that this Warrant shall not be exercisable during the period from the date the Company files a registration statement for an initial public offering of Common Stock of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan approved by the Board of Directors of the Company or a transaction under Rule 145 as promulgated by the Securities and Exchange Commission and approved by the Board of Directors of the Company) (an “IPO Filing”), to the earlier of the date (a) six months after the closing of the public offering undertaken in connection with the IPO Filing and (b) the first anniversary of the date of the IPO Filing. The periods during which this Warrant may be exercised under the foregoing sentence are defined as the “Exercisability Periods.”

1.2	Exercise

(a) This Warrant may be exercised by the Holder at any time during the Exercisability Periods; provided, however, that in the event of (1) the sale of all or substantially all the assets of the Company to an entity other than Microvision, Inc. (“Microvision”), or (2) the closing of the acquisition of the Company by an entity other than Microvision by means of merger, consolidation or other transaction or series of related transactions which results in the shareholders of the Company prior to such transaction not owning, directly or indirectly, at least 50% of the voting power of the surviving entity (or its parent), this Warrant shall, on the date of such event, no longer be exercisable and become null and void. In the event of a proposed transaction of the kind described in this Section 1.2(a), the Company shall notify the holder of the Warrant at least 20 days prior to the consummation of such event or transaction.

(b) Subject to the provisions of Section 1.1 and Section 1.2(a), this Warrant may be exercised, in whole or in part, by delivering to the Company at the address set forth in Section 9.3 hereof (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) (1) this Warrant certificate, (2) a certified or cashier’s check payable to the Company, or canceled indebtedness of the Company to the Holder, in the amount of the Exercise Price multiplied by the number of shares for which this Warrant is being exercised (the “Purchase Price”), and (3) the Notice of

Cash Exercise attached as Exhibit A duly completed and executed by the Holder. Upon exercise, the Holder shall be entitled to receive from the Company a stock certificate in proper form representing the number of Eligible Shares of Warrant Stock purchased.

(c) (1) Subject to the Exercisability Periods set forth in Section 1.1 above, and notwithstanding the payment provisions set forth in Section 1.2(b) above, if at any time after one year has elapsed from the date of issuance of this Warrant the Company does not have available both an effective Registration Statement as provided under Section 5.2 of the Note Purchase Agreement and a current prospectus covering the Eligible Shares hereunder, the Holder may elect to convert all or any portion of this Warrant into Eligible Shares of Warrant Stock effective upon delivery to the Company of the Notice of Net Issuance Exercise attached as Exhibit B duly completed and executed by the Holder, provided that the original of this Warrant is surrendered at the office of the Company at the address set forth in Section 9.3 within five (5) days of the delivery of such Notice of Net Issuance, in which case the Company shall issue to the Holder the number of Eligible Shares of Warrant Stock of the Company equal to the result obtained by (A) subtracting B from A, (B) multiplying the difference by C, and (C) dividing the product by A as set forth in the following equation:

X = (A - B) x C:

      A

where:	X	=	the number of Eligible Shares of Warrant Stock issuable upon net issuance exercise pursuant to the provisions of this Section 1.2(c).

	A	=	the Fair Market Value (as defined below) of one share of Warrant Stock on the date of net issuance exercise.

	B	=	the Exercise Price for one share of Warrant Stock under this Warrant.

	C	=	the number of Eligible Shares of Warrant Stock as to which this Warrant is being exercised.

If the foregoing calculation results in a negative number, then no shares of Warrant Stock shall be issued upon net issuance exercise pursuant to this Section 1.2(c).

(2) For purposes of the foregoing, the “Fair Market Value” of a share of Warrant Stock shall mean:

(A) if the net issuance exercise is after the occurrence of the initial public offering of the Company’s Common Stock:

(i) if the Company’s Common Stock is traded on an exchange or is quoted on the Nasdaq National or SmallCap Market, the average of the closing or last sale price reported for each of the three business days immediately preceding the date of net issuance exercise multiplied by the number of shares of Common Stock;

(ii) if the Company’s Common Stock is not traded on an exchange or on the Nasdaq National or SmallCap Market, but is traded in the over-the-counter market, the average of the closing prices reported at 4:00 pm Eastern time by Bloomberg Financial News for the five market days immediately preceding the date of net issuance exercise; and

(B) in all other cases, the fair value as determined in good faith by the Company’s Board of Directors.

(3) Upon net issuance exercise in accordance with this Section 1.2(c), the Holder shall be entitled to receive from the Company a stock certificate in proper form representing the number of Eligible Shares of Warrant Stock determined in accordance with the foregoing.

2.	Stock Certificates and Warrants

Within ten days after the payment of the Purchase Price following the exercise of this Warrant (in whole or in part) or the satisfaction of the net exercise provisions of Section 1.2(c) of this Warrant, the Company at its expense shall issue in the name of and deliver to the Holder (a) a certificate or certificates for the number of fully paid and nonassessable shares of Warrant Stock to which the Holder shall be entitled upon such exercise, and (b) a new Warrant of like tenor to purchase up to that number of shares of Warrant Stock, if any, as to which this Warrant has not been exercised if this Warrant has not expired. The Holder shall for all purposes be deemed to have become the holder of record of such shares of Warrant Stock on the date this Warrant was exercised (the date the Holder has fully complied with the requirements of Section 1.2), irrespective of the date of delivery of the certificate or certificates representing the Warrant Stock; provided that, if the date such exercise is made is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such shares of Warrant Stock at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon the exercise of this Warrant. In lieu of fractional shares, the Company shall pay the Holder a sum in cash equal to the fair-market value of such fractional share on the date of exercise.

3.	Covenants as to Warrant Stock

The Company covenants that at all times during the Exercise Period there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock as is necessary for exercise in full of this Warrant and, from time to time, it will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Common Stock. All shares of Warrant Stock issued pursuant to the exercise of this Warrant will, upon their issuance, be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens and other encumbrances or restrictions on sale, and free and clear of all preemptive rights, except restrictions arising under federal and state securities laws.

4.	Adjustments

4.1	Adjustments for Stock Splits, Dividends

If the Company shall issue any shares of the same class as the Warrant Stock as a stock dividend or subdivide the number of outstanding shares of such class into a greater number of shares, then, in either such case, the Exercise Price in effect before such dividend or subdivision shall be proportionately reduced and the number of shares of Warrant Stock at that time issuable pursuant to the exercise of this Warrant shall be proportionately increased; and, conversely, if the Company shall contract the number of outstanding shares of the same class as the Warrant Stock by combining such shares into a smaller number of shares, then the Exercise Price in effect before such combination shall be proportionately increased and the number of shares of Warrant Stock at that time issuable pursuant to the exercise or conversion of this Warrant shall be proportionately decreased. Each adjustment in the number of shares of Warrant Stock issuable shall be to the nearest whole share.

4.2	Certificate as to Adjustments

In the case of any adjustment in the Exercise Price or number of securities issuable upon exercise of this Warrant, the Company will promptly give written notice to the Holder in the form of a certificate, certified and confirmed by the chief executive officer of the Company, setting forth the adjustment in reasonable detail.

5.	Securities Laws Restrictions; Legend on Warrant Stock

5.1 This Warrant and the securities issuable upon its exercise have not been registered under the Securities Act of 1933, as amended (the “Act”), or applicable state securities laws, and no interest may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (a) there is an effective registration statement under the Act and applicable state securities laws covering any such transaction involving said securities, (b) the Company receives an opinion of legal counsel for the holder of the securities satisfactory to the Company stating that such transaction is exempt from registration, or (c) the Company otherwise satisfies itself that such transaction is exempt from registration, provided that none of the restrictions hereunder shall restrict any pledge of this Warrant and the securities issuable upon its exercise to a bank or other financial institution that creates a mere security interest in such Warrant and securities in connection with a bona fide loan transaction.

5.2 A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement warrant and any certificate representing the Warrant Stock, and a stop transfer order shall be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred.

6.	Exchange of Warrant; Lost or Damaged Warrant Certificate

This Warrant is exchangeable upon its surrender by the Holder at the office of the Company. Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or damage of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification or (in the case of damage) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new Warrant of like denomination.

7.	Notices of Record Date, Etc.

In the event of:

(a) any taking by the Company of a record of the holders of Warrant Stock for the purpose of determining the holders who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

(b) any reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets, property or stock of the Company to, or consolidation or merger of, the Company with or into any other entity;

(c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

(d) the initial public offering of the Company’s Common Stock; or

(e) any other event as to which the Company is required to give notice to all holders of Warrant Stock,

then and, in each such event, the Company will deliver to the Holder a notice specifying (i) the date on which any such record is to be taken, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as to which the holders of record of Warrant Stock shall be entitled to exchange their shares for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) in reasonable detail, the facts, including the proposed date, concerning any other such event. Such notice shall be delivered to the Holder at least 20 business days prior to the date specified in the notice.

8.	Investment Intent

By accepting this Warrant, the Holder represents that it is acquiring this Warrant for investment and not with a view to, or for sale in connection with, any distribution thereof.

9.	Miscellaneous

9.1	Holder as Owner

The Company may deem and treat the Holder of record of this Warrant as the absolute owner for all purposes regardless of any notice to the contrary.

9.2	No Shareholder Rights

This Warrant shall not entitle the Holder to any voting rights or any other rights as a shareholder of the Company or to any other rights except the rights stated herein, and no cash dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Stock until this Warrant is exercised.

9.3	Notices

Unless otherwise provided, any notice under this Warrant shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) one business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or (d) five days after deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated below, or at such other address as such party may designate by ten days’ advance written notice to the other party given in the foregoing manner.

If to the Holder:	[ ]
[ ]
[ ]
Fax:

If to the Company:	LUMERA CORPORATION
PO Box 3040
Bothell, WA 98041-3040
Attn: Chief Executive Officer
Fax: (425) 398-6501

9.4	Amendments and Waivers

Any term of this Warrant may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 9.4 shall be binding on each future Holder and the Company.

9.5	Governing Law; Jurisdiction

This Warrant shall be governed by and construed under the laws of the State of Washington as applied to agreements among Washington residents, entered into and to be performed entirely within the State of Washington, without giving effect to principles of conflicts of law. The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in King County, Washington in connection with any action relating to this Warrant.

9.6	Successors and Assigns; Transfer

The terms and conditions of this Warrant shall inure to the benefit of and be binding on the parties and their respective successors and assigns. Notwithstanding the foregoing, this Warrant shall not be assignable or transferable without the prior written consent of the Company.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first above written.

LUMERA CORPORATION

By:
Thomas D. Mino Chief Executive Officer

Exhibit A

NOTICE OF CASH EXERCISE

To:	Lumera Corporation

The undersigned hereby irrevocably elects to purchase                      shares of Common Stock of Lumera Corporation. (the “Company”) issuable upon the exercise of the attached Warrant and requests that certificates for such shares be issued in the name of and delivered to the address of the undersigned, at the address stated below and, if said number of shares shall not be all the shares that may be purchased pursuant to the attached Warrant, that a new Warrant of like tenor evidencing the right to purchase the balance of such shares be registered in the name of, and delivered to, the undersigned at the address stated below. The undersigned agrees with and represents to the Company that (i) said shares of the Common Stock of the Company are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended, and (ii) the undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

Dated:

Payment enclosed in the amount of $ .

Company Debt canceled in the amount of $ .

Name of Holder:

(please print)

(Signature)

Address:

Exhibit B

NOTICE OF NET ISSUANCE EXERCISE

To:	Lumera Corporation

The undersigned hereby irrevocably elects to exercise the attached Warrant to convert the number of shares specified below into such number of shares of Common Stock of Lumera Corporation (the “Company”) as is determined pursuant to Section 1.2(c) of the attached Warrant. The undersigned requests that certificates for such net issuance shares be issued in the name of and delivered to the address of the undersigned and, if said number of shares shall not be all the shares that may be purchased pursuant to the attached Warrant, that a new Warrant of like tenor evidencing the right to purchase the balance of such shares be registered in the name of, and delivered to, the undersigned at the address stated below. The undersigned agrees with and represents to the Company that (i) said shares of Common Stock of the Company are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended, and (ii) the undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

Dated:

Number of Shares Being Exercised:

Name of Holder of Warrant:

(please print)

(Signature)

Address:

ASSIGNMENT

For value received, the undersigned sells, assigns and transfers to the transferee named below the attached Warrant, together with all right, title and interest, and does irrevocably constitute and appoint the transfer agent of Lumera Corporation (the “Company”) as the undersigned’s attorney, to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:

Name of Holder:

(please print)

(Signature)

Address:

Name of Transferee:

(please print)

Address: